1 Loan Portfolio Disclosures AS OF SEPTEMBER 30, 2026 Exhibit 99.2

2 Portfolio Segment Outstanding Classified Allowance Commercial (incl. Leases) $1,422 $15 1.05% Commercial Real Estate Investor $1,132 $13 1.64% Commercial Real Estate Owner Occ. $684 $27 0.40% Construction $154 $13 0.73% Residential Real Estate $313 $3 0.81% Multifamily $370 $1 0.41% HELOC $246 $2 1.37% Powersport $689 - 2.70% Other (less than $100 million) $228 - 2.01% Total $5,238 $74 1.23% Construction 3% Commercial RE Investor 22% Commercial RE Owner Occ. 13% Commercial (inc. Leases) 27% Multifamily 7% Residential Real Estate 6% HELOC 5% Other (less than $100 million) 4% Powersport 13% Loan Portfolio Composition (in millions) Q3 2026 Loan Portfolio Disclosures Total Loans and Allowance for Credit Losses Trend (in millions) $3,940 $3,999 $5,265 $5,252 $5,185 $5,246 $5,238 $42 $43 $75 $72 $72 $70 $64 $- $10 $20 $30 $40 $50 $60 $70 $80 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2026 Total Loans ACL

3 Criticized Loans (in millions) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $- $50 $100 $150 $200 $250 $300 $350 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 Office CRE Healthcare Other Criticized Loans/ Total Loans Q3 2026 Loan Portfolio Disclosures $4,988 $632 $622 $1,498 $6,416 $1,427 $234 $2,088 $1,363 $858 $819 $1,279 $- $2,000 $4,000 $6,000 $8,000 $10,000 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 OREO OREO Under Contract Repossessed Assets OREO and Repossessed Assets (in thousands)

4 Participation / Syndication Portfolio Mix (in millions) Participation / Syndication Portfolio Exposure (in millions) Parti / Syndi Portfolio Outstanding SNC Classified Manufacturing C&I $39 - - Multifamily $36 - - Retail CRE $26 - - Healthcare $24 - - Office CRE $17 - - Hotel CRE $15 - - Administration C&I $15 - - Construction C&I $15 - - Other (under $10 million) $26 $7 - Total Purchased $213 $7 - Manufacturing C&I Multifamily 18% 17% Retail CRE 12% Healthcare 11% Office CRE 8% Other 34% $543 $463 $362 $285 $213 14.2% 11.1% 8.9% 4.5% 4.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $- $100 $200 $300 $400 $500 $600 12/31/2022 12/31/2023 12/31/2024 12/31/2025 9/30/2026 Outstanding % of Total Commitments Q3 2026 Loan Portfolio Disclosures

5 Property Type Outstanding LTV Classified Allowance Retail $341 54% $2 1.01% Industrial $243 49% - 1.06% Office $152 68% - 2.22% Senior Living $109 58% - 1.11% Parking Garage $76 49% - 0.85% Hotel $67 61% - 1.52% Other (under $50 million) $144 68% $11 4.51% Total $1,132 57% $13 1.64% Commercial Real Estate Investor Portfolio Composition (in millions) Retail 30% Office 13% Industrial 21% Parking Garage 7% Hotel 6% Senior Living 10% Other (under $50 million) 13% Illinois 55% Wisconsin 6% Texas 7% North Carolina 4% Georgia 3% Tennessee 3% Oklahoma 3% Other (under $30 million) 19% State Outstanding LTV Classified Illinois $622 60% $11 Texas $82 55% - Wisconsin $66 61% - North Carolina $49 49% - Oklahoma $34 61% - Georgia $32 57% - Tennessee $31 51% $2 Other (under $30 million) $216 49% - Total $1,132 57% $13 Q3 2026 Loan Portfolio Disclosures

6 Location Outstanding LTV Classified Allowance Illinois $124 70% - 2.49% Chicago $22 74% - 2.42% Suburban $102 69% - 2.40% Oklahoma $15 64% - 0.84% Colorado $6 51% - 0.84% Oregon $4 73% - 0.84% Georgia $2 59% - 0.84% Wisconsin $1 63% - 0.84% Total $152 68% - 2.22% Office Commercial Real Estate Investor Portfolio Composition (in millions) Illinois - Chicago 14% Illinois - Suburban 67% Oklahoma 10% Other (less than $5 million) 5% Colorado 4% Office Commercial Real Estate Investor Risk Profile (in millions) Q3 2026 Loan Portfolio Disclosures $36 $66 $18 $32 $- $20 $40 $60 $80 < 1 year 1-3 years 3-5 years > 5 years Maturity Outstanding LTV DSCR < 1 year $32 81% 1.33x 1-3 years $58 80% 1.41x 3-5 years $14 57% 1.56x > 5 years $30 54% 1.54x Total $134 71% 1.44x Office Commercial Real Estate by Loan Maturity Office Commercial Real Estate > $1 million

7 Industry Outstanding Classified Allowance Health Care, Social Services $275 $2 0.22% Other Services $75 $4 0.44% Retail Trade $62 - 0.34% Manufacturing $57 - 0.30% Real Estate, Leasing $33 - 0.23% Wholesale Trade $34 - 0.13% Accommodation, Food Service $31 $7 1.64% Arts, Entertainment $26 $2 0.37% Other (under $20 million) $91 $12 0.76% Total $684 $27 0.40% Manufacturing 8% Accommodation, Food Service 5% Retail Trade 9% Real Estate, Leasing 5% Healthcare 40% Other Services 11% Wholesale Trade 5% Other (under $30 million) 17% Commercial Real Estate Owner-Occupied Portfolio Composition (in millions) Health Care, Social Outstanding Classified Allowance Assisted Living $137 $2 0.22% Memory Care $62 - 0.26% Skilled Nursing $53 - 0.16% Child Care $6 - 0.31% Other (under $5 million) $17 - 0.19% Total $275 $2 0.22% Skilled Nursing 19% Assisted Living 50% Memory Care 23% Child Care 2% Other (under $5 million) 6% Q3 2026 Loan Portfolio Disclosures

8 Commercial & Industrial Outstanding Classified Manufacturing $411 - Construction $229 $5 Administrative, Waste Service $180 - Professional $126 - Finance, Insurance $102 - Transportation, Warehousing $93 - Real Estate, Leasing $76 - Health Care, Social Services $56 $1 Wholesale Trade $44 $3 Other (under $20 million) $105 $6 Total $1,422 $15 Commercial (including Leases) Portfolio Composition (in millions) Construction 16% Manufacturing 29% Transportation, Warehousing 7% Finance, Insurance 7% Professional 9% Administration, Waste Service 13% Real Estate, Leasing 5% Other (under $60 million) 14% Commercial Revolving Line Utilization (outstanding in millions) $653 $587 $574 $658 $717 $718 $756 $737 55% 52% 53% 55% 57% 57% 60% 58% 30% 35% 40% 45% 50% 55% 60% 65% 70% $400 $450 $500 $550 $600 $650 $700 $750 $800 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 Q3 2026 Loan Portfolio Disclosures

9 Origination Tier Outstanding Weighted FICO Portfolio APR % Tier 1 $366 777 7.99% Tier 2 $130 711 10.24% Tier 3 $80 684 12.77% Tier 4 $39 660 14.73% Tier 5 $74 606 17.01% Total $689 730 10.24% Powersport Portfolio Composition (in millions) Tier 1 53% Tier 2 19% Tier 3 11% Tier 4 6% Tier 5 11% Historical Contribution Margin Q3 2026 Loan Portfolio Disclosures Contribution Margin (1) 2023 (EBG) 2024 (EBG) 12/31/2025 3/31/2026 6/30/2026 9/30/2026 Portfolio APR 8.13% 9.02% 9.82% 10.14% 10.20% 10.24% Net Promo Accretion 0.41% 0.74% 1.03% 1.30% 1.33% 1.17% Participation -0.87% -0.87% -0.91% -1.08% -1.12% -1.00% Net Loss -1.11% -1.39% -1.76% -2.06% -1.80% -1.80% Net Contribution Margin 6.56% 7.52% 8.19% 8.30% 8.62% 8.60% (1) Historical contribution margin represents Evergreen Bank Group (EBG) performance through 6/30/2025. Contribution margin presented after 6/30/2025 excludes purchase accounting adjustments. Asset Type Outstanding % of Total Portfolio APR % New $521 76% 9.57% Used $168 24% 12.46% Total $689 10.24%

Q3 2026 Loan Portfolio Disclosures

Old Second BANCORP, INC.

Net Charge-offs (Recoveries) (in thousands)

Portfolio	12/31/2025 (Q)	3/31/2026 (Q)	6/30/2026 (Q)	9/30/2026 (Q)	9/30/2026 (TTM)	NCO(R) %
Commercial (incl. Leases)	($29)	$1,495	$3,327	$9,343	$14,136	0.99%
Commercial Real Estate Investor	($14)	$3,919	$2,804	($14)	$6,695	0.59%
Commercial Real Estate Owner Occupied	$1,125	($5)	($1)	($1)	$1,118	0.16%
Construction	-	-	-	-	-	0.00%
Residential Real Estate	($12)	($9)	($22)	($13)	($56)	(0.02%)
Multifamily	-	-	-	-	-	0.00%
HELOC	($49)	($6)	($14)	($10)	($79)	(0.03%)
Powersport	$4,466	$3,894	$2,826	$3,133	$14,319	2.08%
Other	$494	$488	$328	$288	$1,598	0.70%
Total	**$5,981**	**$9,776**	**$9,248**	**$12,726**	**$37,731**	**0.72%**

Allowance for Credit Losses Quarterly Rollforward[2] (in thousands)

	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Beginning ACL Balance	$42,990	$75,037	$72,301	$72,126	$70,380
Day 1 Credit Mark (PCD)	$17,540	-	-	-	-
Day 2 Credit Mark (Non-PCD)	$13,153	-	-	-	-
Plus: Provision	$6,462	$3,245	$9,602	$7,502	$6,535
Less: Net Charge-off (Recovery)	$5,108	$5,981	$9,776	$9,248	$12,726
Ending ACL Balance	$75,037	$72,301	$72,126	$70,380	$64,189

(2) The Allowance for Credit Losses presented excludes the Allowance for Unfunded Commitments, which totaled $2.2 million as of September 30, 2026 and is reported within other liabilities on the Statements of Condition.

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